                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF

                       THE SECURITIES EXCHANGE ACT OF 1934



                          DATE OF REPORT: June 9, 2003



                       VALUE CITY DEPARTMENT STORES, INC.
                       ----------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




                              3241 Westerville Road
                              Columbus, Ohio 43224
                                 (614) 471-4722
                                 --------------
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)


                                 Not Applicable
                                 --------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        Exhibit No.                        Description
        -----------    --------------------------------------------------------

            99 Value City Department Stores, Inc. press release dated June 9, 2003.


ITEM 9. REGULATION FD DISCLOSURE

On June 9, 2003, Value City Department Stores, Inc. (the "Company") issued a press release regarding its consolidated financial results for the first quarter ended May 3, 2003. A copy of the company's press release is furnished as an exhibit to this Form 8-K and is incorporated herein by reference. The information contained in this report on Form 8-K is being furnished pursuant to
Item 12 under Item 9 of Form 8-K as directed by the U.S. Securities and Exchange Commission in Release No. 34-47583.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      VALUE CITY DEPARTMENT STORES, INC.

Date: June 9, 2003                By: /s/ James A. McGrady
                                      -----------------------------------------
                                      James A. McGrady, Executive Vice President
                                      and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.                                Description
-----------          ------------------------------------------------------

    99               Value City Department Stores, Inc. press release dated
                     June 9, 2003.